AMENDMENT NO. 13
TO THE AMENDED AND RESTATED
AGREEMENT AND DECLARATION OF TRUST OF
AIM EQUITY FUNDS
          This Amendment No. 13 (the “Amendment”) to the Amended and Restated Agreement and Declaration of Trust of AIM Equity Funds (the “Trust”) amends, effective April 30, 2010, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the “Agreement”).
          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.
          WHEREAS, the Trust desires to amend the Agreement to change the registrant name effective April 30, 2010, from AIM Equity Funds to AIM Equity Funds (Invesco Equity Funds); and
          WHEREAS, the Trust desires to amend the Agreement to change the following Funds’ names effective April 30, 2010:

CURRENT NAME	NEW NAME
AIM Capital Development Fund	Invesco Capital Development Fund
AIM Charter Fund	Invesco Charter Fund
AIM Constellation Fund	Invesco Constellation Fund
AIM Disciplined Equity Fund	Invesco Disciplined Equity Fund
AIM Diversified Dividend Fund	Invesco Diversified Dividend Fund
AIM Large Cap Basic Value Fund	Invesco Large Cap Basic Value Fund
AIM Large Cap Growth Fund	Invesco Large Cap Growth Fund
AIM Summit Fund	Invesco Summit Fund;
          NOW, THEREFORE, the Agreement is hereby amended as follows:
     1. Any and all references to AIM Equity Funds are hereby changed to AIM Equity Funds (Invesco Equity Funds).
     2. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.
     3. All references in the Agreement to “this Agreement” shall mean the Agreement as amended by this Amendment.
     4. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.
     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of February 26, 2010.

By:	/s/ John M. Zerr
	Name:	John M. Zerr
	Title:	Senior Vice President

EXHIBIT 1
“SCHEDULE A
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO	CLASSES OF EACH PORTFOLIO

Invesco Capital Development Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares
Investor Class Shares

Invesco Charter Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class S Shares
Class Y Shares
Institutional Class Shares

Invesco Constellation Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco Disciplined Equity Fund	Class Y Shares

Invesco Diversified Dividend Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares
Investor Class Shares

Invesco Large Cap Basic Value Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares
Investor Class Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO

Invesco Large Cap Growth Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares
Investor Class Shares

Invesco Summit Fund	Class A Shares
Class B Shares
Class C Shares
Class P Shares
Class S Shares
Class Y Shares
Institutional Class Shares”